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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 6, 2001


                          BIOSHIELD TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            GEORGIA                       0-24913              58-2181628
-------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NO.)



4405 International Blvd.
NORCROSS, GEORGIA                                                 30093

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (770)925-3653



          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 4.       Changes in Registrant's Certifying Accountant.

              In conjunction with the Company's reorganization in December, 2000, the Company on January 29, 2001, engaged Feldman, Sherb and Company, P.C. as its independent accounts following the resignation of the Company's former independent accountants, Grant Thornton, LLP. The change of independent accountants was approved by the Board of Directors of the Company.

              During the Company's last fiscal year and subsequent interim periods preceding the date of resignation, there were no disagreements between the Company and its former independent accountants on any matters relating to accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the former independent accounts, would have caused them to make reference to the subject matter of the disagreement in their report.

              The former independent accounts' report for the year ended June 30, 2000 was unqualified when issued. Such report, however, did not contain any adverse opinion or disclaimer of opinion or was modified as to audit scope, accounting principles or other uncertainty.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BIOSHIELD TECHNOLOGIES, INC.
                                           (Registrant)


Date: February 6, 2001                     /s/ Timothy C. Moses



                                           TIMOTHY C. MOSES
                                           President and Chief Executive Officer